Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2

TO SENIOR SECURED CREDIT AGREEMENT

(QUANTUM CORPORATION)

This AMENDMENT NO. 2 TO SENIOR SECURED CREDIT AGREEMENT (this “Amendment”), dated as of October 26, 2010, is entered into among QUANTUM CORPORATION, a Delaware corporation (the “Borrower”), each of the Lenders (as defined below) signatory hereto, and CREDIT SUISSE AG, Cayman Islands Branch (formerly known as “Credit Suisse, Cayman Islands Branch”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrower, the lenders from time to time party thereto (each a “Lender” and, collectively, the “Lenders”), the Administrative Agent, and the other parties thereto have entered into the Senior Secured Credit Agreement, dated as of July 12, 2007 (as supplemented, modified and amended as of the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Credit Agreement (as amended by this Amendment).

(2) The Borrower has requested the changes and modifications to the Credit Agreement hereinafter set forth.

(3) The Required Lenders are, on the terms and conditions stated below, willing to amend the Credit Agreement as hereinafter set forth.

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Amendment No. 2” means the Amendment No. 2 to Senior Secured Credit Agreement dated as of October 26, 2010, amending this Agreement.

“Amendment No. 2 Effective Date” means the date upon which all of the conditions precedent to effectiveness of Amendment No. 2, as specified in Section 2 thereof, have been satisfied.

(b) The definition of “Equity Interests” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following before the period at the end thereof: “or the amount of the obligations thereunder determined by reference to the value of the common stock of the obligor thereof, or by reason of the fact that such Indebtedness includes warrants, options or other rights to acquire common stock of such obligor or the amount of any obligations thereunder are determined by reference to such warrants, options or other rights”.

Quantum - Amendment No. 2

(c) The definition of “Permitted Refinancing Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” before clause (e) thereof and inserting a comma in its place, (ii) inserting at the beginning of clause (e) the phrase “other than any Refinancing Indebtedness issued or incurred to refinance the Indebtedness under that certain (x) Senior Subordinated Term Loan Agreement dated as of June 3, 2009 by and between the Borrower and EMC International Company (“EMC”) (the “Senior Subordinated EMC Indebtedness”) and (y) Supplemental Senior Subordinated Term Loan Agreement dated as of June 29, 2009 by and between the Borrower and EMC (together with the Senior Subordinated EMC Indebtedness, the “EMC Indebtedness”), and (iii) inserting immediately after clause (e) a new clause (f) to read as follows:

“and (f) in the case of any Refinancing Indebtedness issued or incurred to refinance any EMC Indebtedness or any Refinancing Indebtedness in respect thereof, such Refinancing Indebtedness contains covenants and events of default and is benefited by Guarantees, if any, which, taken as a whole, are determined in good faith by a Responsible Officer of the Borrower to be no less favorable to the Borrower or the applicable Subsidiary and the Lenders and the other Secured Parties in any material respect than the covenants and events of default or Guarantees, if any, in respect of Indebtedness under this Agreement, provided that such Refinancing Indebtedness (i) shall not contain any financial maintenance covenants, (ii) shall not mature any earlier than six months after the Maturity Date of the Indebtedness under the Term Facility, (iii) shall be subordinated to the Obligations on terms reasonably satisfactory to the Administrative Agent, and (iv) shall bear an interest rate that, at the time of the incurrence or issuance of such Refinancing Indebtedness, shall be less than the cash interest rate of the EMC Indebtedness.”

(d) Section 7.06 of the Credit Agreement is hereby amended by inserting the following before the semicolon at the end of clause (d) thereof:

“and, to the extent that such issuance is used to refinance Existing Notes or any Permitted Refinancing Indebtedness in accordance with Section 7.14(a)(iii), the Borrower may issue and sell Qualified Preferred Equity Interests other than to any Subsidiary of the Borrower”.

(e) Section 7.14(a) of the Credit Agreement is hereby amended by inserting the following at the end of clause (iii)(A) thereof: “or the issuance by the Borrower of its common stock, other common Equity Interests or any Qualified Preferred Equity Interests”.

SECTION 2. Conditions to Effectiveness. The amendments set forth in Section 1 above shall become effective on and as of the first date (the “Effective Date”) on which the following conditions precedent have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders;

(b) The Administrative Agent shall have received a consent to this Amendment (in the form attached hereto) executed by each Subsidiary Guarantor;

(c) The Borrower shall have paid to the Administrative Agent, for the account of each Lender that has duly executed and delivered to the Administrative Agent a counterpart of this Amendment prior to 12:00 p.m., New York City time on October 26, 2010, an amendment fee equal to 0.25 % of the aggregate principal amount of the Revolving Credit Commitments and/or Term Loans held by each such consenting Lender immediately prior to the Effective Date;

Quantum - Amendment No. 2

(d) The representations and warranties of the Loan Parties set forth in each of the Loan Documents shall be true and correct in all material respects on and as of the Effective Date (both before and after giving effect to this Amendment), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2(f), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively; and no Default or Event of Default shall have occurred and be continuing as of the Effective Date; and

(e) The Borrower shall have paid such other fees and expenses of Credit Suisse and its Affiliates that are due and payable on or before the Effective Date as separately agreed by the Borrower.

SECTION 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that:

(a) The execution, delivery and performance by the Borrower of this Amendment, the execution and delivery by each Subsidiary Guarantor of its consent to this Amendment (in the form attached hereto), and the performance by the Borrower of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.

(b) This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

SECTION 4. Reference to and Effect on the Loan Documents. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

SECTION 5. Costs, Expenses. The Borrower hereby agrees to pay on demand all accrued costs and expenses of the Administrative Agent pursuant to the Credit Agreement or in connection with this Amendment or the Credit Agreement, or any of the transactions contemplated hereby or thereby (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent).

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.

Quantum - Amendment No. 2

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 8. Waiver of Jury Trial. EACH PARTY SIGNATORY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

[Signature Pages Follow]

Quantum - Amendment No. 2

CONSENT OF SUBSIDIARY GUARANTORS

Dated as of October 26, 2010

Each of the undersigned, as a Subsidiary Guarantor under and as defined in the Senior Secured Credit Agreement dated as of July 12, 2007, among Quantum Corporation (the “Borrower”), the Lenders party thereto, CREDIT SUISSE AG, Cayman Islands Branch (formerly known as “Credit Suisse, Cayman Islands Branch”), as administrative agent for the Lenders, and the other parties thereto (as supplemented, modified and amended as of the date hereof, the “Credit Agreement”), hereby consents to Amendment No. 2 to such Credit Agreement, dated as of October 26, 2010 (the “Amendment”), and to the amendments to the Credit Agreement set forth therein, and hereby confirms and agrees that, notwithstanding the effectiveness of the Amendment, the obligations of such Subsidiary Guarantor contained in the Subsidiary Guaranty, or in any other Loan Document to which it is a party, are and shall remain in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by the Amendment.

[Signature pages follow]

Quantum - Amendment No. 2